Luminex Corporation and Nanosphere, Inc. Provide Update on Acquisition Agreement

Austin, Texas and Northbrook, Illinois, May 23, 2016 /PRNewswire/ -- Luminex Corporation (NASDAQ: LMNX) and Nanosphere, Inc. (NASDAQ: NSPH) announced today that they have entered into an amendment to the definitive agreement under which Luminex will acquire Nanosphere, a leader in the molecular microbiology and molecular diagnostic market.  The purchase price has been increased to $1.70 per share from $1.35 per share in an all cash transaction valued at approximately $77 million. This increase was in response to an unsolicited third party offer for Nanosphere at $1.50 per share.

About Luminex Corporation
Luminex is committed to applying its passion for innovation toward creating breakthrough solutions to improve health and advance science. The company is transforming global healthcare and life-science research through the development, manufacturing and marketing of proprietary instruments and assays utilizing xMAP® open-architecture multi-analyte platform, MultiCode® real-time polymerase chain reaction (PCR), and multiplex PCR-based technologies, that deliver cost-effective rapid results to clinicians and researchers. Luminex's technology is commercially available worldwide and in use in leading clinical laboratories, as well as major pharmaceutical, diagnostic, biotechnology and life-science companies. Luminex is meeting the needs of customers in markets as diverse as clinical diagnostics, pharmaceutical drug discovery, biomedical research including genomic and proteomic research, personalized medicine, biodefense research and food safety. For further information on Luminex Corporation and the latest advances in multiplexing using award winning technology, please visit http://www.luminexcorp.com/.

About Nanosphere, Inc.
Nanosphere is enhancing medicine through targeted molecular diagnostics that result in earlier disease detection, optimal patient treatment and improved healthcare economics. The Company’s versatile technology platform, the Verigene® System, enables clinicians to rapidly detect the most complex, costly and deadly infectious diseases through a low cost and simple-to-use multiplexed diagnostic test. The combination of this innovative technology and Nanosphere’s customer-driven solutions keeps commitment to the patient at the forefront of its business. Nanosphere is based in Northbrook, IL. Additional information is available at http://www.nanosphere.us.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release, including statements regarding the proposed transaction between Luminex and Nanosphere, Luminex’s and Nanosphere’ financial results and estimates and/or business prospects, the combined company’s plans, objectives, expectations and intentions, leadership in biological testing technologies in the clinical diagnostic and life science industries and the expected size, scope and growth of the combined company’s operations and the markets in which it will operate, expected synergies, as well as the expected timing and benefits of the transaction, may contain words such as “expects,” “may,” “potential,” “upside,” “approximately,” “project,” “would,” “could,” “should,” “will,” “anticipates,” “believes,” “intends,” “estimates,” “targets,” “plans,” “envisions,” “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on Luminex’s current expectations, estimates, forecasts and projections about the proposed transaction and the operating environment, economies and markets in which Luminex and Nanosphere operate, are subject to important risks and uncertainties that are difficult to predict and the actual outcome may be

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materially different. These statements reflect beliefs and assumptions that are based on Luminex’s and Nanosphere’ perception of historical trends, current conditions and expected future developments as well as other factors management believes are appropriate in the circumstances. In making these statements, Luminex and Nanosphere have made assumptions with respect to the ability of Luminex and Nanosphere to achieve expected synergies and the timing of same, the ability of Luminex and Nanosphere to predict and adapt to changing customer requirements, preferences and spending patterns, the ability of Luminex and Nanosphere to protect their intellectual property, future capital expenditures, including the amount and nature thereof, trends and developments in the clinical diagnostic and life science industries, business strategy and outlook, expansion and growth of business and operations, credit risks, anticipated acquisitions, future results for Luminex being similar to historical results, expectations related to future general economic and market conditions and other matters. Luminex’s and Nanosphere’ beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. Luminex’s beliefs and assumptions may prove to be inaccurate and consequently Luminex’s actual results could differ materially from the expectations set out herein.

Actual results or events could differ materially from those contemplated in the forward-looking statements as a result of the following:

(i)
risks and uncertainties relating to the transaction, including (a) the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, which could result in additional demands on Luminex’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns, (b) the possibility that certain assumptions with respect to Nanosphere or the transaction could prove to be inaccurate, (c) failure or delay in respect of the satisfaction of the closing conditions to the transaction, (d) the potential failure to retain key employees of Luminex or Nanosphere as a result of the proposed transaction or during integration of the businesses and (e) disruptions resulting from the proposed transaction, making it more difficult to maintain business relationships;

(ii)
risks and uncertainties relating to Luminex, including (a) the future performance, financial and otherwise, of Luminex, (b) the ability of Luminex to bring new products to market and to increase sales, (c) the strength of Luminex’s product development pipeline, (d) Luminex’s growth and profitability prospects, (e) the estimated size and growth prospects of the clinical diagnostic and life science industries, (f) Luminex’s competitive position in the clinical diagnostic and life science industries and its ability to take advantage of future opportunities in this market, (g) the benefits of Luminex’s products to be realized by customers, and (h) the demand for Luminex’s products and the extent of deployment of Luminex’s products in the clinical diagnostic and life science industries; and

(iii)
risks and uncertainties relating to future events, conditions or circumstances, or other general risks, including (a) integration of other acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof, (b) the possibility that Luminex may be unable to meet its future reporting requirements under the U.S. Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, (c) the risks associated with bringing new products to market, (d) fluctuations in currency exchange rates, (e) delays in the purchasing decisions of Luminex’s customers, (f) the competition Luminex faces in its industry and/or marketplace, (g) the possibility of technical, logistical or planning issues in connection with the deployment of Luminex’s products or services, (h) the continuous commitment of Luminex’s customers, (i) demand for Luminex’s products, and (j) the additional risks discussed under the heading "Risk Factors" in Luminex's Reports on Forms 10-K and 10-Q, as filed with the Securities and Exchange Commission. The forward looking statements contained herein represent the judgment of Luminex as of the date of this press release, and unless otherwise required by applicable securities laws, Luminex expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in Luminex's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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Contacts

Luminex Investor Contact
Harriss Currie
Sr. Vice President of Finance and CFO
512.219.8020
hcurrie@luminexcorp.com

Matthew Scalo
Sr. Director, Investor Relations
512.219.8020
mscalo@luminexcorp.com

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